Q1 2019 EARNINGS CALL PRESENTATION January 31, 2019 Todd Renehan Chief Executive Officer Kerry Shiba Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2019 first quarter.

Disclaimer This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft” or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “ability,” “accelerate,” “address,” “anticipate,” “begin,” “believe,” “continue,” “deliver,” “drive,” “enable,” “ensure,” “estimate,” “execute,” “expect,” “forecast,” “future,” “grow,” “implement,” “improve,” “increase,” “initiate,” “initiative,” “invest,” “lead,” “maintain,” “on track,” “opportunity,” “outlook,” “plan,” “target,” “tracking,” “will” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost, while also meeting the Company’s customers’ quality standards; the Company’s ability to maintain effective information technology systems and effectively implement its new warehouse management system; the Company’s ability to successfully execute and realize the expected financial benefits from its “Wesco 2020” initiative; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; changes in trade policies; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill, excess and obsolete inventory and valuation allowance of the company’s deferred tax assets) and legal proceedings; changes in U.S. income tax law; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net (Loss) Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft Proprietary Visit www.wescoair.com 2

Overview Q1 2019 Operating and Financial Results Q1 2019 Results Sales growth outpaced market – solid execution and demand for services $395M Net Sales Americas business performed well – strong sales growth, improved leverage 110 bps Gross Margin Decline* Challenges in EMEA – lower sales, decline in operating income $0.06 / $0.17 Diluted EPS / Adjusted Diluted EPS** Increasing focus on EMEA, using successful initiatives in Americas 10 bps Adjusted EBITDA Aggressive Wesco 2020 execution – benefits expected to increase during fiscal 2019 Margin** Decline* $32M Increase in operating and free cash flow expected in fiscal 2019 Net Cash Used in Operating Activities * Q1 2019 results compared to the same period in fiscal 2018 ** See appendix for reconciliation and information regarding non-GAAP measures Wesco Aircraft Proprietary Visit www.wescoair.com 3

Business Update Double-digit ad-hoc sales growth – capturing more business with existing customers Long-term contract increase – higher volumes with existing customers and new business Continuing to book new business and renew long-term contracts Higher expenses reflect Wesco 2020; investment in capabilities and sales growth SG&A as percent of sales significantly lower, excluding Wesco 2020 costs Continuing to improve inventory management processes, reducing future investment Wesco Aircraft Proprietary Visit www.wescoair.com 4

Wesco 2020 Update Aggressive Pace of Wesco 2020 Execution FOOTPRINT Executing footprint optimization – consolidating single-commodity facilities OPTIMIZATION ALIGN FACILITY Establishing new multi-commodity distribution centers in Americas and EMEA INVESTMENT ORGANIZATIONAL Streamlined administrative functions; consolidating sales offices STRUCTURE REFINE GLOBAL CENTERS Continuing to implement new processes; investing in capabilities OF EXCELLENCE New warehouse management system deployment on track AUTOMATION INVEST Upgrading inventory management systems BUSINESS TOOLS Wesco Aircraft Proprietary Visit www.wescoair.com 5

Net Sales Summary Net Sales Net sales increase of 9% year/year ($ in millions) Long-term contract increase of 7% due to: $406.8 $395.3 . Chemical volumes +10%; hardware +4% $363.1 . Chemicals primarily reflect pass-through revenue . Participation in military and business jet demand Ad-hoc increase of 16% – ability to service broad-based demand in healthy market Net sales 1% lower sequentially, excluding $6M in one-time sales in Q4 2018, reflecting seasonally lower demand Q1 2018 Q4 2018 Q1 2019 Wesco Aircraft Proprietary Visit www.wescoair.com 6

Income Statement Summary (Dollars in Millions, Except Per Share Data) Q1 2018 Q4 2018 Q1 2019 First Quarter Commentary Net sales $363.1 $406.8 $395.3 Income from operations lower year/year; higher gross profit more than offset by increase in SG&A Income from operations $24.6 $22.4 $22.1 Gross profit increase due to higher sales volume, partially offset by Operating margin 6.8% 5.5% 5.6% lower gross margin Gross margin decline reflects an increase in pass-through revenue, as Net (loss) income $(0.4) $7.3 $6.3 well as higher volume discounts earned, E&O inventory related charges and freight costs Diluted (loss) earnings per share $(0.00) $0.07 $0.06 SG&A primarily reflects Wesco 2020 one-time costs of $8M Adjusted net income* $14.5 $18.2 $16.6 Interest expense year/year increase reflects higher interest rates Lower income tax expense primarily reflects $9M of additional tax Adjusteddiluted earnings per share* $0.15 $0.18 $0.17 expense associated with Tax Cuts and Jobs Act in Q1 2018 Adjusted EBITDA* $35.0 $36.7 $37.4 Effective tax rate for fiscal 2019 estimated to be 29-31% Adjusted EBITDA increase of 7% year/year Adjusted EBITDA margin* 9.6% 9.0% 9.5% * See appendix for reconciliation and information regarding non-GAAP measures Wesco Aircraft Proprietary Visit www.wescoair.com 7

Balance Sheet Summary Dec 31, March 31, June 30, Sept 30, Dec 31, At Period End 2017 2018 2018 2018 2018 ($ in millions) Cash and cash equivalents $41.9 $35.9 $45.6 $46.2 $25.2 Accounts receivable, net 253.6 287.1 302.1 283.8 296.8 Inventories 856.3 889.3 893.5 884.2 912.7 Accounts payable 161.7 194.1 192.9 180.5 184.9 Total debt 877.7 880.7 877.2 845.8 861.8 Stockholders’ equity 652.4 672.1 682.3 692.5 698.3 Wesco Aircraft Proprietary Visit www.wescoair.com 8

Cash Flow Summary Dec 31, March 31, June 30, Sept 30, Dec 31, Quarter Ended 2017 2018 2018 2018 2018 ($ in millions) Net (loss) income $(0.4) $15.0 $10.8 $7.3 $6.3 Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities 15.7 11.8 16.3 25.9 16.1 Changes in assets and liabilities (45.2) (32.8) (10.3) 3.7 (54.8) Net cash (used in) provided by operating activities (29.9) (6.0) 16.8 36.9 (32.4) Purchase of property and equipment (1.3) (1.6) (1.1) (1.6) (2.3) Free cash flow (31.2) (7.6) 15.7 35.3 (34.7) Wesco Aircraft Proprietary Visit www.wescoair.com 9

Closing Remarks Strong performance in Americas; addressing challenges in EMEA Executing Wesco 2020 at accelerated pace – increased activity and investment Realized benefits expected to increase progressively in fiscal 2019; one-time costs lower by year-end Expecting Wesco 2020 run-rate benefits of at least $30M, with full realization during fiscal 2020 Fiscal 2019 sales and adjusted EBITDA growth targets unchanged Wesco Aircraft Proprietary Visit www.wescoair.com 10

APPENDIX

Non-GAAP Financial Information ‘‘Adjusted Net Income’’ represents Net (Loss) Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred issuance costs, (iii) special items and (iv) the tax effect of items (i) through (iii) above calculated using an estimated effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net (Loss) Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net (Loss) Income. ‘‘Adjusted EBITDA’’ represents Net (Loss) Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) special items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. “Free Cash Flow” represents net cash (used in) provided by operating activities less purchases of property and equipment. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net (Loss) Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft Proprietary Visit www.wescoair.com 12

Non-GAAP Financial Information Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - Adjusted Net Income and Adjusted Earnings Per Share (UNAUDITED) (Dollars in thousands, except share data) Three Months Ended December 31, September 30, December 31,   2017 2018 2018 Adjusted Net Income       Net (loss) income $ (374) $ 7,274 $ 6,293 Amortization of intangible assets 3,714 3,714 3,733 Amortization of deferred debt issuance costs 1,508 1,388 1,304 Special items (1) 2,914 7,362 8,485 Adjustments for tax effect (2) 6,696 (1,578) (3,264) Adjusted net income $ 14,458 $ 18,160 $ 16,551 Adjusted Basic Earnings Per Share Weight-average number of basic shares outstanding 99,096,914 99,214,233 99,485,989 Adjusted net income per basic share $ 0.15 $ 0.18 $ 0.17 Adjusted Diluted Earnings Per Share Weight-average number of diluted shares outstanding 99,096,914 99,922,457 99,904,111 Adjusted net income per diluted share $ 0.15 $ 0.18 $ 0.17 (1) Special items in the first quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $1.6 million, settlement of litigation and related fees of $1.1 million and other expenses of $0.2 million. Special items in the fourth quarter of fiscal 2018 consisted primarily of consulting fees of $4.7 million and other costs of $2.3 million associated with the company's Wesco 2020 initiative. Special items in the first quarter of fiscal 2019 consisted primarily of consulting fees of $4.4 million and other costs of $3.9 million associated with the company’s Wesco 2020 initiative. (2) The adjustment for tax effect in the first quarter of fiscal 2018 included an estimated $9.1 million tax provision on foreign earnings as transition tax under the Tax Cuts and Jobs Act. The adjustment for tax effect in the fourth quarter of fiscal 2018 included a $1.9 million tax provision related to the adjustment of deferred tax assets and liabilities to reflect the reduction of the U.S. federal tax rate, a $0.8 million tax provision on foreign earnings as a transition tax and a $0.9 million tax benefit related to the release of a previously recorded deferred tax liability on unremitted foreign earnings, all of which were related to the Tax Cuts and Jobs Act. Wesco Aircraft Proprietary Visit www.wescoair.com 13

Non-GAAP Financial Information Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - EBITDA and Adjusted EBITDA (UNAUDITED) (Dollars In thousands) Three Months Ended December 31, September 30, December 31,   2017 2018 2018 Net Sales $ 363,091 $ 406,817 $ 395,311 EBITDA and Adjusted EBITDA Net (loss) income $ (374) $ 7,274 $ 6,293 Provision for income taxes 13,368 2,371 2,655 Interest expense, net 11,838 12,360 12,914 Depreciation and amortization 7,256 7,347 7,098 EBITDA 32,088 29,352 28,960 Special items (1) 2,914 7,362 8,485 Adjusted EBITDA $ 35,002 $ 36,714 $ 37,445 Adjusted EBITDA margin 9.6% 9.0% 9.5% (1) Special items in the first quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $1.6 million, settlement of litigation and related fees of $1.1 million and other expenses of $0.2 million. Special items in the fourth quarter of fiscal 2018 consisted primarily of consulting fees of $4.7 million and other costs of $2.3 million associated with the company's Wesco 2020 initiative. Special items in the first quarter of fiscal 2019 consisted primarily of consulting fees of $4.4 million and other costs of $3.9 million associated with the company’s Wesco 2020 initiative. Wesco Aircraft Proprietary 14 Visit www.wescoair.com

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